[FRONT]
                                  BLUEFLY, INC.
                                      PROXY
                          Annual Meeting, July 29, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints E. KENNETH SEIFF, MELISSA PAYNER-GREGOR AND PATRICK C. BARRY as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated on the reverse side, all shares of Voting Stock of Bluefly, Inc. held on record by the undersigned on June 22, 2004 at the Annual Meeting of Stockholders to be held on July 29, 2004, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

                (Continued and to be signed on the reverse side.)

[x] Please mark your votes as in this example.


                      VOTE FOR
                    all nominees
                      listed at       VOTE WITHHELD
                   right except as      AUTHORITY
                    marked to the       from all
1.ELECTION         contrary below       nominees                                                             FOR   AGAINST   ABSTAIN
  OF DIRECTORS          [ ]                [ ]         Nominees:                  2. PROPOSAL TO APPROVE     [ ]     [ ]       [ ]
                                                          E. Kenneth Seiff           PLAN AMENDMENTS
                                                          Melissa Payner-
                 __________________                        Gregor                 3. PROPOSAL TO APPROVE     [ ]     [ ]       [ ]
  FOR, EXCEPT                                             Josephine Esquivel         NOTE CONVERSION
  VOTE           __________________                       Alan Kane                  PROVISIONS
  WITHHELD AS                                             Martin Miller
  TO THE         __________________                       Robert G. Stevens       4. IN THEIR DISCRETION,    [ ]     [ ]       [ ]
  FOLLOWING                                                                          THE NAMED PROXIES MAY
  NOMINEES (IF   __________________                                                  VOTE ON SUCH OTHER
  ANY):                                                                              BUSINESS AS MAY
                 __________________                                                  PROPERLY COME BEFORE
                                                                                     THE ANNUAL MEETING,
                 __________________                                                  OR ANY ADJOURNMENTS OR
                                                                                     POSTPONEMENTS THEREOF.

                                                       The undersigned acknowledges receipt of the accompanying Proxy Statement dated June 29, 2004.

                                                       SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN
                                                       ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS
                                                       DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE
                                                       TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO
                                                       THE UNDERSIGNED.

------------------------------------  -----------------------------------------------                   DATE
SIGNATURE OF STOCKHOLDER              SIGNATURE IF HELD JOINTLY                                             -----------------------

NOTE: Please mark, date, sign and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

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